UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2025
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Schrodinger, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39206	95-4284541
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
(Commission File Number)

1540 Broadway, 24th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 295-5800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2025 Annual Meeting of Stockholders of Schrödinger, Inc. (the “Company”), held on June 18, 2025 (the “Annual Meeting”), the Company’s stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2025.
Holders of the Company’s common stock were entitled to one vote per share of common stock on each matter brought before the Annual Meeting. Holders of the Company’s limited common stock were entitled to one vote per share of limited common stock on each matter brought before the Annual Meeting, except that each share of limited common stock was not entitled to vote on the election of directors.
Proposal 1 – Election of Four Class II Directors
The Company’s stockholders elected Jeffrey Chodakewitz, Michael Lynton, Nancy A. Thornberry, and Bridget van Kralingen as Class II directors of the board of directors, each to serve for a three-year term expiring at the 2028 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class II directors were as follows:

Nominee	Number of Shares of Common Stock FOR	Number of Shares of Common Stock AGAINST	Number of Shares of Common Stock ABSTAINING	BROKER NON-VOTES
Jeffrey Chodakewitz	44,010,885	633,124	27,115	7,885,651
Michael Lynton	32,354,605	12,288,938	27,581	7,885,651
Nancy A. Thornberry	44,012,696	612,247	46,181	7,885,651
Bridget van Kralingen	44,203,761	440,684	26,679	7,885,651

Proposal 2 – Advisory Vote on Executive Compensation
The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

	Number of Shares FOR	Number of Shares AGAINST	Number of Shares ABSTAINING	BROKER NON-VOTES
Common Stock	41,593,958	3,028,650	48,516	7,885,651
Limited Common Stock	9,164,193	0	0	0
Total	50,758,151	3,028,650	48,516	7,885,651

Proposal 3 – Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification were as follows:

	Number of Shares FOR	Number of Shares AGAINST	Number of Shares ABSTAINING
Common Stock	52,190,272	335,203	31,300
Limited Common Stock	9,164,193	0	0
Total	61,354,465	335,203	31,300

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: June 18, 2025	By:	/s/ Yvonne Tran
Yvonne Tran
Executive Vice President and Chief Legal Officer